Exhibit 99.1

[ENGLISH TRANSLATION]

People’s Republic of China

Mining Licence

(Original)

No. C5200002010103120077204

Operated by: Guizhou Yufeng Melt Co., Ltd (Mingzhuo Tan)

Address: Xinghong Village Zhazuo Town Xiuwen County

Name of mine: Xiuwen County Longchang Town Ganba 25th Grouop Bauxite Mine

Economic type: limited liability company

Term: 8 years, from Jan 2013 to Jan 2021

Issued by: National Land Resources Office of Guizhou Province

Date: Jan 7, 2013

Printed by: National Land Resources Ministry of PRC
Type of mine: bauxite and gallium Exploration method: ourdoor/ underground Production scale: 100,000 ton/year Mine area: 3.3233 sq. km Exploration scale: see the copy